UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 9, 2022 (February 3, 2022)

Innovative Payment Solutions, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-55648	33-1230229
(Commission File Number)	(IRS Employer Identification No.)

56B 5th Street, Lot 1

Carmel by the Sea, CA 93921

(Address of principal executive offices)

(866) 477-4729

(Registrant’s telephone number, including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported by Innovative Payment Solutions, Inc. (the “Company”) via a Current Report 8-K filed with the Securities and Exchange Commission on February 17, 2021 (the “Prior 8-K”), the Company entered into separate Securities Purchase Agreements, each dated February 16, 2021 (the “Securities Purchase Agreements”), with each of Bellridge Capital, LP (“Bellridge”), Cavalry Fund I LP (“Cavalry”), Mercer Street Global Opportunity Fund, LLC (“Mercer” and collectively the “Investors,” and each an “Investor”), pursuant to which the Company received $787,500, $500,500 and $500,500 from the Investors, respectively, in exchange for the issuance of: (i) Original Issue Discount 12.5% Convertible Notes (the “Notes” and each a “Note”) in the principal amounts of $900,000 issued to Bellridge and $572,000 to each of Cavalry and Mercer ; and (ii) five-year warrants (the “Warrants” and each a “Warrant”) (i) issued to Bellridge to purchase 3,257,143 shares of the Company’s common stock and (ii) issued to each of Cavalry and Mercer to purchase 2,486,957 shares of the Company’s common stock, each at an exercise price of $0.24 per share.

Also as previously reported via the Prior 8-K, the Company entered into a separate Securities Purchase Agreement, dated February 16, 2021 (the “Bellridge SPA”), with Bellridge, pursuant to which the Company received $180,250, in exchange for the issuance of: (i) a 12.5% Original Issue Discount Convertible Notes (the “Bellridge Note”) in the principal amount of $206,000 issued to Bellridge; and (ii) A five-year warrant (the “Bellridge Warrant”) to purchase 4,577,778 shares of the Company’s common stock at an exercise price of $0.05 per.

On February 3, 2022, the Company extended its indebtedness to Cavalry from February 16, 2022 to August 16, 2022 in consideration of increasing the principal amount outstanding and due to Cavalry under its Note by 10%. The aggregate principal amount of the Cavalry Note after extension is $866,242.37, and the agreement of extension is filed as Exhibit 4.1 hereto. Also on February 3, 2022, the Company extended its indebtedness to Mercer from February 16, 2022 to August 16, 2022 in consideration for increasing the principal amount outstanding and due to Mercer under its Note by 10%. The aggregate principal amount of the Mercer Note after extension is $866,242.37, and the agreement of extension is filed as Exhibit 4.2.

Additionally, on February 4, 2022, the Company paid in full its $1,235,312.50 indebtedness (inclusive of accrued interest) to Bellridge.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Exhibits
4.1	Extension with Cavalry Fund I LP, dated February 3, 2022.
4.2	Extension with Mercer Street Global Opportunity Fund, LLC, dated February 3, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE PAYMENT SOLUTIONS, INC.

Dated: February 9, 2022	By:	/s/ William D. Corbett
	Name:	William D. Corbett
	Title:	Chief Executive Officer

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